Exhibit 99(p) (Item 27(p)) – Powers of Attorney

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (“Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Ron J. Tanner, Jay Lemoncelli

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this 19th day of March, 2024, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Cathy A Mahone
Cathy A Mahone
President and Chief Executive Officer

Notary

Commonwealth of Pennsylvania

County of Chester

On the 19th day of March in the year 2024, before me, the undersigned, personally appeared Cathy A. Mahone, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Lori L. Demarco	Name: Lori L. DeMarco
Notary Public	Notary Public in: Pennsylvania
No: 1173703
(Seal)	Qualified in: Chester County
Member, Pennsylvania Association of Notaries	My commission expires 2/12/2028

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is her general durable power of attorney and that she had willingly signed and that she executed it as his free and voluntary act for the purposes therein expressed.

/s/ Bertina Whitaker-Fry	Name:	Bertina Whitaker-Fry
Witness #1	Address:	1475 Dunwoody Drive
West Chester, PA 19380

/s/ Lee Barnard	Name:	Lee Barnard
Witness #2	Address:	1475 Dunwoody Drive
West Chester, PA 19380

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (“Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this 22 day of August, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Gregory S. Smith, Jr.
Gregory S. Smith, Jr.
Senior Vice President and Chief Accounting Officer

Notary

Commonwealth of Pennsylvania

County of Chester

On the 22nd day of August in the year 2023, before me, the undersigned, personally appeared Gregory S, Smith, Jr , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Marie L. Watson	Name: Marie L. Watson
Notary Public	Notary Public in: Pennsylvania
No: 1330853
(Seal)	Qualified in: Chester County
Member, Pennsylvania Association of Notaries	My commission expires May 13, 2026

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Sharon Grant	Name:	Sharon Grant
Witness #1	Address:	1475 Dunwoody Dr.
West Chester, PA 19380

/s/ Lori L. DeMarco	Name:	Lori L. DeMarco
Witness #2	Address:	1475 Dunwoody Drive
West Chester, PA 19380

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (“Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this 22 day of August, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ David P. Wiland
David P. Wiland
Executive Vice President and Chief Financial Officer

Notary

Commonwealth of Pennsylvania

County of Chester

On the 22 day of August in the year 2023, before me, the undersigned, personally appeared David P. Wiland, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Marie L. Watson	Name: Marie L. Watson
Notary Public	Notary Public in: Pennsylvania
No: 1330853
(Seal)	Qualified in: Chester County
Member, Pennsylvania Association of Notaries	My commission expires May 13, 2026

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Sharon Grant	Name:	Sharon Grant
Witness #1	Address:	1475 Dunwoody Dr.
West Chester, PA 19380

/s/ Lori L. DeMarco	Name:	Lori L. DeMarco
Witness #2	Address:	1475 Dunwoody Drive
West Chester, PA 19380

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (“Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this 14th day of August, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Peter C. Aberg
Peter C. Aberg
Director

Notary

State of New York

County New York

On the 14 day of August in the year 2023, before me, the undersigned, personally appeared Peter C. Aberg, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Alina M. Diaz	Name: Alina M. Diaz
Notary Public	Notary Public in: State of New York
No: #01D16030847
(Seal)	Qualified in: New York County
Commission Expires Sept. 20, 2025

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Frederick Hanser	Name:	Frederick Hanser
Witness #1	Address:	80 Park Ave
New York, NY 10016

/s/ Jonathan Rano	Name:	Jonathan Rano
Witness #2	Address:	10 Liberty Street
NY NY 10005

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (“Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this 10th day of August, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Daniel G. Kilpatrick
Daniel G. Kilpatrick
Director

Notary

State of New York

County New York

On the 10th day of August in the year 2023, before me, the undersigned, personally appeared Daniel G. Kilpatrick, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Angela M. Schwartz	Name: Angela M. Schwartz
Notary Public	Notary Public in: New York State
No: 01MO6076727
(Seal)	Qualified in: West Chester County

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Alicia Wilson	Name:	Alicia Wilson
Witness #1	Address:	4 South Rd
Kent, CT 06757

/s/ Jennifer Pendergraft	Name:	Jennifer Pendergraft
Witness #2	Address:	93 Hauxhurst Ave
Weehawken NJ 07086

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (“Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this 16th day of August, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Brenna Haysom Romando
Brenna Haysom Romando
Director

Notary

State of New York

County New York

On the 16 day of August in the year 2023, before me, the undersigned, personally appeared Brenna Haysom Romando, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sachin S. Shah	Name: Sachin Shah
Notary Public	Notary Public in: State of New York
No: 01SH6442994
(Seal)	Qualified in: West Chester County
Commission Expires October 24, 2026

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Dhruv Vyas	Name:	Dhruv Vyas
Witness #1	Address:	9 West 57th St.
New York, NY 10019

/s/ Joseph Costa	Name:	Joseph Costa
Witness #2	Address:	9 West 57th St
NY, NY 10019

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (“Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this 11th day of August, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Nedim Sadaka
Nedim (Ned) Sadaka
Director

Notary

State of New York

County Suffolk

On the 11th day of August in the year 2023, before me, the undersigned, personally appeared Nedim (Ned) Sadaka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kevin Rodriguez Osorio	Name: Kevin Rodriguez Osorio
Notary Public	Notary Public in: New York
No: 01RO6416209
(Seal)	Qualified in: Suffolk
Term Expires April 12, 2025

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Lawrence Sadaka	Name:	Lawrence Sadaka
Witness #1	Address:	981 Amherst Avenue
Los Angeles, CA 90049

/s/ Jane Dresner Sadaka	Name:	Jane Dresner Sadaka
Witness #2	Address:	895 Park Ave, 6B
New York NY 10075

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (“Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this 16th day of August, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Howard L. Shecter
Howard L. Shecter
Director

Notary

State of New York

County New York

On the 16 day of August in the year 2023, before me, the undersigned, personally appeared Howard L. Shecter, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sachin S.Shah	Name: Sachin Shah
Notary Public	Notary Public in: State of New York
No: 01SH6442994
(Seal)	Qualified in: West Chester County
Commission Expires October 24, 2026

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Dhruv Vyas	Name:	Dhruv Vyas
Witness #1	Address:	9 West 57th St.
New York, NY 10019

/s/ Joseph Costa	Name:	Joseph Costa
Witness #2	Address:	9 West 57th St
NY, NY 10019

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (“Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this 16 day of August, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Vishal N. Sheth
Vishal N. Sheth
Director

Notary

State of New York

County New York

On the 16 day of August in the year 2023, before me, the undersigned, personally appeared Vishal N. Sheth, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sachin S. Shah	Name: Sachin Shah
Notary Public	Notary Public in: State of New York
No: 01SH6442994
(Seal)	Qualified in: West Chester County
Commission Expires October 24, 2026

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Dhruv Vyas	Name:	Dhruv Vyas
Witness #1	Address:	9 West 57th St.
New York, NY 10019

/s/ Joseph Costa	Name:	Joseph Costa
Witness #2	Address:	9 West 57th St
NY, NY 10019

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (“Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this 16 day of August, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Jasjit Singh
Jasjit Singh
Director

Notary

State of New York

County New York

On the 16 day of August in the year 2023, before me, the undersigned, personally appeared Jasjit Singh, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sachin S.Shah	Name: Sachin Shah
Notary Public	Notary Public in: State of New York
No: 01SH6442994
(Seal)	Qualified in: West Chester County
Commission Expires October 24, 2026

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Dhruv Vyas	Name:	Dhruv Vyas
Witness #1	Address:	9 West 57th St.
New York, NY 10019

/s/ Joseph Costa	Name:	Joseph Costa
Witness #2	Address:	9 West 57th St
NY, NY 10019